                           * * * * * * * * * * * *

                          GREENBRIAR OFFICE BUILDING

                              Fairfax, Virginia


                            OFFICE LEASE AGREEMENT


                                   Between


          COMBINED PROPERTIES\GREENBRIAR OFFICE LIMITED PARTNERSHIP


                                 ("Landlord")


                                     AND


                           TOTAL BEVERAGE VA CORP.


                                  ("Tenant")


                           * * * * * * * * * * * *

                              TABLE OF CONTENTS


                            OFFICE LEASE AGREEMENT


                                                                   Page
                                                                   ----
ARTICLE 1    PREMISES. . . . . . . . . . . . . . . . . . . . .      3
ARTICLE 2    TERM. . . . . . . . . . . . . . . . . . . . . . .      4
ARTICLE 3    DELIVERY OF THE PREMISES TO TENANT. . . . . . . .      5
ARTICLE 4    ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT      5
ARTICLE 5    RENTAL. . . . . . . . . . . . . . . . . . . . . .      6
ARTICLE 6    OPERATING EXPENSES. . . . . . . . . . . . . . . .      6
ARTICLE 7    SERVICES BY LANDLORD. . . . . . . . . . . . . . .      6
ARTICLE 8    UTILITIES . . . . . . . . . . . . . . . . . . . .      7
ARTICLE 9    USE . . . . . . . . . . . . . . . . . . . . . . .      9
ARTICLE 10   LAWS, ORDINANCES, AND REQUIREMENTS OF . . . . . .
             PUBLIC AUTHORITIES. . . . . . . . . . . . . . . .      9
ARTICLE 11   PAYMENT TO LANDLORD AND LATE CHARGE FEE . . . . .      9
ARTICLE 12   ALTERATIONS . . . . . . . . . . . . . . . . . . .     10
ARTICLE 13   LIENS . . . . . . . . . . . . . . . . . . . . . .     11
ARTICLE 14   REPAIRS . . . . . . . . . . . . . . . . . . . . .     12
ARTICLE 15   INSURANCE . . . . . . . . . . . . . . . . . . . .     13
ARTICLE 16   DAMAGE BY FIRE OR OTHER CASUALTY. . . . . . . . .     15
ARTICLE 17   CONDEMNATION. . . . . . . . . . . . . . . . . . .     17
ARTICLE 18   ASSIGNMENT AND SUBLETTING . . . . . . . . . . . .     18
ARTICLE 19   INDEMNIFICATION . . . . . . . . . . . . . . . . .     19
ARTICLE 20   SURRENDER OF THE PREMISES . . . . . . . . . . . .     20
ARTICLE 21   ESTOPPEL CERTIFICATES . . . . . . . . . . . . . .     21
ARTICLE 22   SUBORDINATION . . . . . . . . . . . . . . . . . .     22
ARTICLE 23   DEFAULT AND REMEDIES. . . . . . . . . . . . . . .     23
ARTICLE 24   WAIVER BY TENANT. . . . . . . . . . . . . . . . .     26
ARTICLE 25   SECURITY DEPOSIT. . . . . . . . . . . . . . . . .     26
ARTICLE 26   LANDLORD'S LIEN AND SECURITY INTEREST . . . . . .     26
ARTICLE 27   ATTORNEYS' FEES AND LEGAL EXPENSES. . . . . . . .     26
ARTICLE 28   NOTICES . . . . . . . . . . . . . . . . . . . . .     27
ARTICLE 29   CONSTRUCTION AND USE OF COMMON AREAS. . . . . . .     28
ARTICLE 30   TENANT'S WORK . . . . . . . . . . . . . . . . . .     28
ARTICLE 31   SIGNS . . . . . . . . . . . . . . . . . . . . . .     29
ARTICLE 32   MISCELLANEOUS . . . . . . . . . . . . . . . . . .     31

     Exhibits:

           Exhibit A    Floor Plans
           Exhibit B    The Land
           Exhibit C    Intentionally Deleted
           Exhibit D    Rules and Regulations
           Exhibit E    Intentionally Deleted
           Exhibit F    Sign Plans

                                 OFFICE LEASE
                           BASIC LEASE INFORMATION


Date:                June 8, 1993

Landlord:            Combined Properties\Greenbriar Office
                     Limited Partnership, a District of
                     Columbia limited partnership

Tenant:              Total Beverage VA Corp.
                     a Virginia corporation

Building:            The building constructed on the land commonly known as
                     Greenbriar Office Building shown on Exhibit "B" attached
                     hereto, located at 13135 Lee Jackson Highway, Fairfax, Virginia
                     22030, as the same may be modified from time to time during the Term of the lease.

Premises:            The premises located on the first floor of the Building, as more fully described in Section 1.01 of the lease and shown and Tenant Space 106 on the floor plans attached as Exhibit A to the lease.

Commencement Date:      May 15, 1993

Rent Commencement
Date:                   May 15, 1993

Expiration Date:        May 31, 2003

Renewal Option:         None

Rentable Area of        448 square feet
the Premises:


Monthly Base Rent:     Lease Years             Monthly Base Rent
                       -----------             -----------------
                          1-10                       $560.00

Base Year:                 N/A

Consumer Price Index:      N/A

Base CPI:                  N/A

Fiscal Year:               N/A

Security Deposit:          None

Lease Year:                   The 12-month period beginning on the first day of the
                              month in which the Commencement Date falls and each
                              anniversary thereof

Landlord's Address            Combined Properties/Greenbriar Office Limited
for Notices:                  Partnership
                              1899 L Street, N.W.
                              9th Floor
                              Washington, D.C.  20036

Landlord's Address for        Combined Properties/Greenbriar Office Rent Limited
Payments:                     Partnership
                              P.O. Box 2074
                              Merrifield, Virginia  22116

Tenant's Address              Total Beverage VA Corp.
for Notices:                  3300 75th Avenue
                              Landover, Maryland  20785

Brokers:                      None


Exhibits

      Exhibit A       Floor Plans
      Exhibit B       The Land
      Exhibit C       Intentionally Deleted
      Exhibit D       Rules and Regulations
      Exhibit E       Intentionally Deleted
      Exhibit F       Sign Plans

The foregoing Basic Lease Information is hereby incorporated into and made a part of the lease. Each reference in the lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth. If there is any conflict between the terms of the lease and the foregoing Basic Lease Information, the terms of the lease shall prevail.

                             OFFICE LEASE AGREEMENT

         THIS LEASE, dated as of the date specified in the Basic Lease Information, is made between Landlord and Tenant.

                                   ARTICLE 1

                                    PREMISES

         Section 1.01. Landlord leases to Tenant, and Tenant leases from Landlord, for the Term (as defined below) and subject to the provisions hereof, to each of which Landlord and Tenant mutually agree, the Premises, together with the right to use, in common with others, the lobbies, entrances, stairs, elevators, off-street loading areas (for loading and unloading of materials and supplies) and other public portions of the Building, which Building has been constructed on a parcel of real property (the "Office Parcel") as shown on Exhibit B hereto (the "Land"). The Building has a post office address of P.O. Box 2074, Merrifield, Virginia 22116.

         Section 1.02. Together with the Premises demised hereby, Landlord grants to Tenant the use, in common with others, of the parking areas, roadways, means of ingress and egress and service areas of the Shopping Center. Tenant acknowledges that Landlord has the right and power to erect free standing buildings or other structures or facilities in the common areas or elsewhere in the Shopping Center, to manage and operate the common areas, including all means of exit and entrance and approaches thereto within the Shopping Center, and Landlord shall at all times have the right, at Landlord's sole discretion, from time to time, to erect free standing buildings or other structures or facilities, to determine and change the common areas and parking plan for the Shopping Center, and the arrangement of entrances, exits and approaches thereto, providing same meets governmental codes. Landlord further reserves the right, and shall from time to time at its sole discretion have the rights, to modify, remove, delete, add to, expand or otherwise reconfigure existing buildings, structures and facilities of the Shopping Center, provided same meets governmental codes; provided, however, that no such activity of the Landlord with respect to the Shopping Center shall have a material adverse effect on Tenant's access to the Premises (including, specifically, the use of the Building elevators) or on Tenant's use of the Premises as described in
Article 9 hereof.

         Section 1.03. As a material inducement to Landlord for entering into this Lease with Tenant and in consideration thereof, Tenant agrees that Landlord shall have the absolute right, throughout the term of this Lease and any renewal hereof, if any, to require Tenant to relocate Tenant's office from the Premises to another available location ("Relocation Premises") in the Building. The size and location of the Relocation Premises shall be determined by Landlord in its sole discretion. Provided, however, the Relocation Premises shall consist of not less than 400 square feet of leasable area (i.e., gross floor area of premises), and if the Relocation Premises is greater than 448 square feet of leasable area in size, then Base Rent and all other charges hereunder shall not be affected as a result thereof. Landlord shall, at Landlord's cost, deliver the Relocation Premises to Tenant with floor, wall and ceiling finishes which are similar to those in the original Premises, and with an interior configuration similar to that of the original Premise s(subject to variations due to differences in the size and dimensions of the Relocation Premises). Landlord shall give Tenant at least sixty (60) days prior written notice to relocate Tenant's office and, upon expiration of said sixty (60) day period, Tenant shall have no further right to occupy the Premises. Tenant's failure to vacate the Premises upon the expiration of said sixty (60) day period shall constitute a default under this Lease entitling Landlord, in addition to any and all remedies available under this Lease or at law or in equity,to reenter the Premises to remove all persons or chattels therefrom. Provided, however, that within thirty (30) days after Landlord notifies Tenant of Landlord's intention to exercise its right to relocate Tenant granted herein, Tenant may elect by written notice to Landlord not to relocate to the Relocation Premises and, in lieu thereof, terminate this Lease effective within thirty (30) days of the date Tenant provides written notice to Landlord of its intention to terminate this Lease. Within thirty (30) days after (i) Tenant opens for business in the Relocation Premises or (ii) Tenant vacates the Demised Premises pursuant to a termination of this Lease under this provision, Landlord shall pay Tenant the sum of Five dollars ($5.00) per square foot of leasable area in the original Premises. Tenant acknowledges that if not for the provisions of this Section 1.02, Landlord would not have entered into this Lease.

                                   ARTICLE 2

                                      TERM

         Section 2.01. The Term of this lease (the "Term") shall begin on the Commencement Date. Unless sooner terminated, the Term shall end at midnight on the Expiration Date.

         Section 2.02. Provided Tenant performs all of Tenant's obligations under this lease, including the payment of Rental (as defined below), Tenant shall, during the Term, enjoy the Premises without disturbance from Landlord or any other persons claiming or acting by, through, or under Landlord; subject, however, to the terms of this lease. This covenant and all other covenants of Landlord now or hereafter in this lease shall be binding upon Landlord and its successors only with respect to breaches based on Landlord's acts or omissions occurring during its and their respective ownership of Landlord's interest hereunder.


                                   ARTICLE 3

                       DELIVERY OF THE PREMISES TO TENANT

         Landlord shall deliver actual possession of the Premises to Tenant on or before the Commencement Date. Tenant may not, without Landlord's consent, enter or occupy the Premises until the Premises are tendered by Landlord. Any entry of the Premises before the Commencement Date shall be with Landlord's express written consent and subject to all of the terms of this lease; provided that no such early entry shall change the Commencement Date or the Expiration Date.


                                   ARTICLE 4

                           ACCEPTANCE OF THE PREMISES
                             AND BUILDING BY TENANT

         Taking possession of the Premises by Tenant shall be conclusive evidence that Tenant: (a) accepts the Premises as suitable for the purposes for which they are leased; (b) accepts the Building, Shopping Center and every part and appurtenance thereof in their respective "as is" condition; and (c) waives any defects in the Premises, subject to Landlord's obligation to repair pursuant to Section 14.02 hereof, and excepting any structural defects therein. Landlord shall not be liable, except for gross negligence or willful misconduct, to Tenant or any of its agents, employees, licensees, servants, or invitees for any injury or damage to person or property due to the condition or design of or any defect in the Building or Shopping Center or their mechanical systems and equipment which may exist or occur.

                                   ARTICLE 5

                                     RENTAL

         Section 5.01. Commencing on the Rent Commencement Date, Tenant shall pay to Landlord monthly, in advance, without demand, on the first day of each calendar month during each Lease Year of the Term, the Monthly Base Rent specified in the Basic Lease Information. The first installment of Monthly Base Rent shall be payable in advance by Tenant on the date of execution of this lease. If the Commencement Date is a date other than the first day of a calendar month, then the first installment of Monthly Base Rent for the first month for which rent is owing, being a fractional month, shall be appropriately prorated. If the Expiration Date is a date other than the last day of a calendar month, then the first installment of Monthly Base Rent for the last month for which rent is owing, being a fractional month, shall be appropriately prorated.

         Section 5.02. All Rental shall be paid to Landlord by Tenant when due, without deduction, offset or counterclaims, in lawful money of the United States, at Landlord's Address for Notices as specified in the Basic Lease Information, or such other place as Landlord may from time to time designate. The Term "Rental" as used herein means the then applicable Monthly Base Rent and all other sums payable by Tenant under this lease. All past due installments of Rental shall be subject to the late charges as set forth in
Article 11.

                                   ARTICLE 6

                             INTENTIONALLY DELETED

                                   ARTICLE 7

                              SERVICES BY LANDLORD

         While Tenant is occupying the Premises and is not in default under this lease (after reasonable notice and an opportunity to cure), Landlord shall furnish the Premises with: (a) passenger elevator service in common with other tenants for access to and from the Premises; provided, however, that Landlord may reasonably limit the number of elevators to be operated at night after normal business hours and on Saturdays, Sundays, and holidays or during periods of construction or for safety or maintenance purposes; (b) a keyed access security system for entry into the Building common areas after normal business hours; and (c) the services provided for in Section 8.02. If Tenant requires services which are not specified herein and Landlord specifically agrees to provide such services to Tenant, Tenant will pay to Landlord, upon demand, as additional Rental, Landlord's charges for providing such services. Such charges will be based upon Landlord's incremental costs for such services, plus an administrative fee not to exceed 10% of such costs.

                                   ARTICLE 8

                                   UTILITIES

         Section 8.01. If Tenant's requirements for electric service regularly exceed an average load of five (5) watts per square foot of Rentable Area of the Premises during normal business hours, Landlord, at Tenant's expense, will make reasonable efforts to supply such service through the then-existing feeders servicing the Building and Tenant shall pay Landlord, on demand, as Rental, the costs of the additional electric consumption. Such additional consumption shall be determined, at Landlord's election, either (1) by a survey performed by a reputable consultant selected by Landlord and paid for by Tenant, or (2) by a separate meter in the Premises to be installed, maintained, and read by Landlord at Tenant's sole expense.

         Section 8.02. While Tenant is occupying the Premises and is not in default under this lease (after reasonable notice and an opportunity to cure), Landlord shall furnish Tenant with the following services: (a) potable water at those points of supply provided for normal lavatory use by tenants in the Building; (b) heating, ventilating, and/or air conditioning in the Premises on business days from 8:00 a.m. to 6:00 p.m. (except holidays) and on Saturdays from 9:00 a.m. to 4:00 p.m. (except holidays), at such temperatures and in such amounts as may customarily be provided to tenants occupying comparable space in first-class office buildings in Alexandria, Virginia; and (c) electric lighting for common and public areas and special service areas of the Building in the manner and to the extent customarily provided in first-class office buildings in Alexandria, Virginia, all of which services shall be provided to Tenant by Landlord and paid for by Tenant as part of Operating Expenses. With respect to heating and/or air conditioning, if Tenant requires air conditioning or heating in the Premises outside the hours and days specified above, Landlord shall be obligated to furnish such additional services only upon prior written notice from Tenant given prior to noon of the previous business day. Tenant shall notify Landlord when and if Tenant desires such additional service until 8:00 p.m. Mondays through Fridays (excluding holidays) and Tenant agrees to pay for such additional service as required under this Section 8.02 at a rate based on Landlord's incremental cost plus an administrative fee not to exceed 10% of such cost. Tenant shall pay for any such services requested by Tenant and furnished by Landlord at the rate Landlord is then charging therefor. If more than one tenant requests such services during the same time such services are to be provided to

Tenant, Tenant shall pay that portion of Landlord's rate for such services that equals Landlord's rate multiplied by the quotient of (i) the Rentable Area of the Premises to which such services are supplied divided by
(ii) the Rentable Area to which such services are supplied (including the Premises) of all tenants requesting such services during the time Tenant requested such services. Whenever machines or equipment that generate abnormal heat or otherwise affect the air conditioning system are used in the Premises by Tenant which affect the temperature or humidity otherwise maintained by the air conditioning system, Landlord will have the right to install supplemental air conditioning units in the Premises, and the full cost thereof, including the cost of installation, operation, use, and maintenance, will be paid by Tenant to Landlord on demand.

         Section 8.03. At all times Tenant agrees that its use of electric current will never exceed the level which Landlord reasonably determines to be the capacity of existing feeders to the Building or the risers or wiring installations. Any riser or risers or wiring to meet Tenant's excess electrical requirements will, upon Tenant's written request, be installed by Landlord at Tenant's sole cost (if the same are necessary and will not cause permanent damage or injury to the Building or to the Premises or cause or create a dangerous or hazardous condition, or entail excessive or unreasonable alterations, repairs, or expense or interfere with or disturb other tenants or occupants).

         Section 8.04. Failure to furnish, or any stoppage of, the services provided for in Article 7 above and this Article 8 resulting from any cause will not make Landlord liable in any respect for damages to either person, property, or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of rent, nor relieve Tenant from its obligations under this lease; provided, however, that if the failure to furnish, or the stoppage of such services as provided above, is due to Landlord's conduct and is within Landlord's immediate control to remedy, then if Landlord shall fail to restore such services within twenty- four hours, Monthly Base Rent shall be abated until the services are restored. Should any malfunction of the Building improvements or facilities occur, Landlord will repair such malfunction promptly with reasonable diligence, but Tenant will have no claim for rebate, abatement of rent or damages because of malfunctions or any interruptions in service. Landlord shall use reasonable commercial efforts to restore the services provided above.

                                   ARTICLE 9

                                      USE

         The Premises shall be used only for first class general business offices.

                                   ARTICLE 10

            LAWS, ORDINANCES, AND REQUIREMENTS OF PUBLIC AUTHORITIES

         Tenant shall, at its sole expense, (i) comply with all laws, orders, ordinances, and regulations of Federal, state, county, municipal and other authorities having jurisdiction over the Premises and which are applicable to Tenant's occupancy or use of the Premises or due to conditions which have been created by or at the insistence of Tenant ("Legal Requirements"); (ii) comply with any direction made pursuant to law by any public officers requiring abatement of any nuisance; or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises as a medical office as contemplated in Article 9 hereof; or from conditions which have been created by or at the insistence of Tenant; and (iii) indemnify Landlord and hold Landlord harmless from any loss, cost, claim, or expense which Landlord may incur or suffer by reason of Tenant's failure to comply with its obligations under clauses (i) or (ii) above. If Tenant receives notice of any such direction or of violation of any such law, order, ordinance, or regulation, it shall promptly notify Landlord thereof.

                                   ARTICLE 11

                    PAYMENT TO LANDLORD AND LATE CHARGE FEE

         Section 11.01. Tenant will promptly pay all Rental and other payments called for herein when and as the same shall become due and payable. If Landlord shall pay any monies or incur any expenses in connection with any violation of the covenants herein set forth, the amounts so paid or incurred shall, at Landlord's option, be considered additional rent as shall all costs, fees, payments and charges specifically set forth under this Lease which are payable by Tenant to Landlord, and all such additional rent shall be deemed rent (or Rental) and shall be payable by Tenant with the first installment of Monthly Base Rent thereafter to become due and payable, and may be collected and enforced by Landlord as Rental. All sums of money or charges payable by Tenant to Landlord under this lease shall be paid when due, without any deductions or offsets whatsoever, and the failure to pay such charges carries the same consequences as Tenant's failure to pay Rental. Any payments of Rental or other charges by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with any endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

         Section 11.02. In the event said payments are not received by the Landlord by the 10th day of the month in which said payments are due, then Tenant agrees to pay to Landlord, upon demand, a late charge fee of One Hundred Dollars ($100.00) for each such late payment to cover extra expenses incurred by Landlord in handling delinquent payments. In addition to the late charge fee referred to above, any and all payments in arrears shall bear interest, payable as rent to Landlord at the rate of fifteen percent (15%) per annum, or at Landlord's option, at the rate of two percent (2%) above the prevailing prime interest rate as posted by Riggs National Bank of Washington, D.C. The provisions of this Section 11.02 are cumulative and shall in no way restrict the other remedies available to Landlord in the event of Tenant's default as provided for under this lease.

                                   ARTICLE 12

                                  ALTERATIONS

         Section 12.01. Tenant shall not, at any time during the Term, make any alterations to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld with respect to non-structural changes. If Tenant desires to make any alterations in or to the Premises, Tenant shall, prior to beginning any such work, deliver to Landlord all plans or drawings and specifications therefor. Upon Tenant's receipt of Landlord's written approval and upon Tenant's paying to Landlord the actual charge incurred by Landlord, if any, for the review of such plans and specifications by third party consultants, Tenant may proceed to the construction of the alterations provided that the alterations are in strict compliance with the plans and specifications submitted to Landlord and with the provisions of this
Article 12. Tenant agrees to indemnify and hold Landlord harmless against and from any and all claims, damages, costs and fines arising out of or connected with such alterations, and Tenant shall pro cure at its own expense such governmental approvals and permits as may be required for such alterations.
All alterations shall be made at Tenant's expense, by contractors which have been approved by Landlord. All such construction, alterations, and maintenance work done by, or for, Tenant shall (A) be performed in such a manner as to maintain harmonious labor relations, (B) not alter the exterior appearance of the Building or the common and public areas thereof, (C) not affect the structure or the safety of the Building, (D) comply with all building, safety, fire, plumbing, electrical, and other codes and governmental and insurance requirements, (E) be completed promptly and in a good and workmanlike manner, and (F) be performed in compliance with Article 13 hereof. Landlord may as a condition to approving any alteration, require Tenant to remove same at the expiration of the Term.

         Section 12.02. After the completion of any alterations to the Premises, Tenant shall deliver to Landlord either (i) a certificate signed by Tenant stating that such alterations have been completed in accordance with the plans and specifications previously delivered to Landlord or (ii) a copy of "as-built" plans and specifications with respect to such alterations.

         Section 12.03. All alterations, leasehold improvements, and other physical additions made or installed by or for Tenant in or to the Premises shall be and remain Landlord's property, except Tenant's furniture, furnishings, personal property, and movable trade fixtures, and shall not be removed without Landlord's written consent.

                                   ARTICLE 13

                                     LIENS

         Tenant shall keep the Premises and the Building free from any liens arising from any work performed, materials furnished, or obligations incurred by or at the request of Tenant, excluding liens arising from any work performed by or which otherwise is the responsibility of Landlord. All persons either contracting with Tenant or furnishing or rendering labor and materials to Tenant shall be notified in writing by Tenant that they must look only to Tenant for payment. Nothing contained in this lease shall be construed as Landlord's consent to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of, or to, the Premises or the Building, nor as giving Tenant any right to contract for, or permit the performance of, any services or the furnishing of any materials that would result in any liens against the Premises or the Building. If any lien is filed against the Premises or Tenant's leasehold interest therein, or if any lien is filed against the Building which arises out of any purported act or agreement of Tenant, Tenant shall discharge the same within ten (10) days after its filing. If Tenant fails to discharge such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien by paying the amount claimed to be due, by obtaining the discharge by deposit with a court or a title company, or by bonding. Tenant shall pay on demand any amount paid by Landlord for the discharge or satisfaction of any such lien, and all reasonable attorneys' fees and other costs and expenses of Landlord incurred in defending any such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith.

                                   ARTICLE 14

                                    REPAIRS

         Section 14.01. Tenant shall keep the Premises and every part thereof in good condition and repair at all times during the Term and at Tenant's sole cost and expense; provided, however, that Tenant shall have no obligation to repair those items required to be repaired and/or maintained by Landlord pursuant to Section 14.02. If Tenant fails to make such repairs promptly, Landlord, at its option, may make such repairs, and Tenant shall pay Landlord on demand Landlord's actual costs in making such repairs plus fifteen percent (15%) for Landlord's overhead. Notwithstanding the foregoing, Tenant shall have no obligation to maintain or repair any portion of the Building or the Shopping Center which is not part of the Premises; provided, however, that Tenant shall reimburse Landlord for any actual costs incurred for maintenance or repair of any such portion of the Building or the Shopping Center, necessitated by the negligent acts or omissions of Tenant to the extent such maintenance or repair is not actually covered by the insurance required under
Section 15.02 hereof. At the end of the Term, Tenant shall surrender to Landlord the Premises and all alterations, additions and improvements thereto subject to the provisions of Article 20 hereof. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, redecorate, or paint the Premises or any part thereof, except as specifically set forth in this lease. No representations respecting the condition of the Premises, the Building or the Shopping Center have been made by Landlord to Tenant except as specifically set forth in this lease.

         Section 14.02.

                 Subject to the other provisions of this lease imposing obligations in this respect upon Tenant, and subject to the provisions of Articles 16 and 17 hereof, Landlord shall repair, replace, and maintain (i) the external and structural parts of the Building and Shopping Center, (ii) all common and public areas of the Building and Shopping Center, and (iii) the HVAC, mechanical, electrical and plumbing systems of the Building and Shopping Center exclusive of systems, if any, specially installed by or on behalf of any tenant.

                                   ARTICLE 15

                                   INSURANCE

         Section 15.01. During the Term, Tenant, at its sole expense, shall obtain and keep in force the following insurance:

                 (a) All-Risk insurance upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable or installed by or on behalf of Tenant, including without limitation, furniture, fittings, installations, furnishings, movable trade fixtures and personal property, and alterations, in an amount not less than eighty percent (80%) of the full replacement cost thereof. All such insurance policies shall name Tenant and Landlord as named insureds thereunder and contain a waiver of subrogation in favor of Landlord. Landlord will not be required to carry insurance on any of Tenant's fixtures, equipment or improvements under this lease, and Landlord shall not be obligated to repair any damage thereto or replace the same.

                 (b) Comprehensive general liability insurance coverage, including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, and products and completed operations liability, in limits not less than $3,000,000 inclusive. All such insurance policies shall name Tenant as named insured thereunder and shall name Landlord (and, if requested by Landlord, Landlord's mortgagees, ground or primary lessors) as additional insureds thereunder, all as their respective interests may appear.

                 (c) Worker's Compensation and Employer's Liability insurance as required by law, and business interruption insurance, with waiver of subrogation endorsement, all in form and amount satisfactory to Landlord.

                 (d) Any other form or forms of insurance as Tenant, Landlord or Landlord's mortgagee may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant of comparable size and in a comparable business would protect itself.

         All policies shall be issued by insurers that are qualified to issue such insurance in the State of Virginia with a Best's rating of A+ or better. Tenant will deliver certificates of insurance to Landlord as soon as practicable after the placing of the required insurance, but not later than ten
(10) days prior to the Commencement Date. All policies shall contain an undertaking by the insurers to notify Landlord and Landlord's mortgagees (and, if applicable, ground lessors) in writing, by certified or registered

United States mail, return receipt requested, not less than fifteen (15) days before any material adverse change, reduction in coverage, cancellation, or other termination thereof.

         Section 15.02. During the Term, Landlord shall insure the Building and the Shopping Center (excluding any property Tenant is obligated to insure under Section 15.01 hereof) against damage with All-Risk insurance and comprehensive general liability insurance, all in such amounts and with such deductions as Landlord considers appropriate, not less than 80% of full replacement value with a deductible not to exceed $10,000.00. Such policies shall include a clause or endorsement denying the insurer any rights of subrogration consistent with the provisions of Section 15.05 hereof. Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Landlord's mortgagees may reasonably determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

         Section 15.03. Tenant will not keep, use, sell, or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force covering the Building, the Shopping Center and the improvements therein. If Tenant's occupancy or business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried by Landlord with respect to the Building and the Shopping Center, Tenant shall pay any such increase in premiums as additional Rental within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

         Section 15.04. If any of Landlord's insurance policies shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, or threatened reduction of coverage within 48 hours after notice thereof, Landlord may, at its option, either terminate this lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional Rental. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable, or elects not, to remedy such condition, then Landlord shall have all of the remedies provided for in this lease in the event of a default by Tenant.

         Section 15.05. All policies covering real or personal property which either party obtains affecting the Premises, the Building or the Shopping Center shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant shall not be liable or responsible for, and each hereby releases the other, the partners, employees, officers, directors and agents of the other from any and all liability and responsibility to the other, or any person claiming by, through or under the Landlord or Tenant, by way of subrogation or otherwise for any damage or loss to their respective property due to hazards covered or which should be covered by policies of insurance obtained or which should be or have been obtained pursuant to this lease, to the extent of the injury or loss covered or which should have been covered thereby, assuming that any deductible shall be deemed to be insurance coverage.

                                   ARTICLE 16

                        DAMAGE BY FIRE OR OTHER CASUALTY

         Section 16.01. Tenant shall immediately notify Landlord of any damage to the Building or the Shopping Center which affects the Premises. In the event that the Building, the Shopping Center, the Premises, or any portion thereof, are damaged by any casualty not required to be insured against by Landlord under Section 15.02, Landlord shall have the right to terminate this lease by written notice to Tenant given within ninety (90) days after the date of such damage, provided, however, that those provisions of this lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof. In any such event, if the lease has not been terminated by Landlord in accordance with the preceding sentence, Landlord shall, within 180 days after the date of such damage, use its best efforts to provide such access to the Premises as is reasonably necessary for the conduct of Tenant's business, notwithstanding any other damage to the Building or Shopping Center. Subject to Sections 16.02, 16.03, and 16.04 hereof, if the Building or the Shopping Center is damaged so as to affect the Premises by fire or other casualty against which Landlord is required to be insured under
Section 15.02, Tenant shall immediately notify Landlord, who shall, to the extent of the condition of the Building immediately before such damage occurred (and excluding those items insured by Tenant), and only if the proceeds from Landlord's insurance available to Landlord and free from collection by Landlord's mortgagee or any ground or primary lessor are sufficient, have the damage repaired with reasonable speed at the expense of Landlord, subject to delays which may arise by reason of adjustment of loss under insurance policies and to other delays beyond Landlord's reasonable control. An abatement in the Rental hereunder shall be allowed as to that portion of the Premises rendered untenantable by such damage until such time as Landlord reasonably determines that such damaged portion of the Premises has been made tenantable.

         Section 16.02. If all or any portion of the Premises is damaged or destroyed by any casualty against which Landlord is required to be insured under Section 15.02, and if, in Landlord's reasonable opinion, the Premises cannot be rebuilt or made fit for Tenant's purposes within one hundred eighty
(180) days of the damage or destruction, or if the proceeds from insurance remaining after payment of any such proceeds to Landlord's mortgagee or any ground or primary lessor are insufficient to repair or restore the damage or destruction, Landlord may, at its option, terminate this lease by giving Tenant, within ninety (90) days after such damage or destruction, notice of termination, and thereupon Rental and any other payments for which Tenant is liable under this lease shall be apportioned and paid to the date of such damage, and Tenant shall immediately vacate the Premises, provided, however, that those provisions of this lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof. If all or any portion of the Premises is damaged or destroyed by any casualty against which Landlord is required to be insured under Section 15.02, and if Landlord has not given notice to terminate this lease as provided above, Tenant shall have the right to terminate this Lease if Landlord shall: (i) fail to commence construction to restore such damage within ninety (90) days after the date of such damage or (ii) if Landlord shall have commenced construction within such ninety (90) day period, but Landlord shall fail to diligently pursue and complete the restoration of such damage within 180 days after the date of such damage.

         Section 16.03. If the Building, the Shopping Center or any portion thereof is damaged or destroyed by any cause whatsoever, to the extent that (a) in Landlord's reasonable judgment, it would not be economically feasible to repair or restore such damage or destruction, or (b) in Landlord's reasonable judgment, the damage or destruction to the Building or the Shopping Center cannot be repaired or restored within three hundred sixty (360) days after such damage or destruction, Landlord may, at its option, terminate this lease by giving Tenant, within sixty (60) days after such damage or destruction, notice of such termination requiring Tenant to vacate the Premises sixty (60) days after delivery of the notice of termination, and thereupon Rental and any other payments shall be apportioned and paid to the date on which possession is relinquished and Tenant shall immediately vacate the Premises according to such notice of termination, provided, however, that those provisions of this lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof. In the event that any portion of the Building as the Shopping Center shall be taken or condemned for any public purpose (whether or not such taking includes any portion of the Premises), which taking shall materially and adversely attest the access to the Premises which is reasonably necessary for the conduct of Tenant's business.

         Section 16.04. No damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises, the Shopping Center or the Building. Landlord shall use its best efforts to have such repairs made promptly so as not to unnecessarily interfere with Tenant's occupancy.


                                   ARTICLE 17

                                  CONDEMNATION

         Section 17.01. In the event the whole or substantially the whole of the Building, the Shopping Center and/or the Premises are taken or condemned for any public purpose, this lease shall terminate as of the date of such taking; provided, however, that those provisions of this lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

         Section 17.02. In the event that any portion of the Building or the Shopping Center shall be taken or condemned for any public purpose (whether or not such taking includes any portion of the Premises), which taking, in Landlord's sole judgment, shall interfere materially with Landlord's use and operation of the Building or the Shopping Center or is such that Landlord determines that the Building or the Shopping Center cannot be restored to usefulness in an economically feasible manner, then Landlord shall have the option to terminate this lease, effective as of the date specified by Landlord in its notice of termination, provided, however, that those provisions of this lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof. In the event that any portion of the Building or the Shopping Center shall be taken or condemned for any public purpose (whether or not such taking includes any portion of the Premises), which taking shall materially and adversely affect the access to the Premises which is reasonably necessary for the conduct of Tenant's business.

         Section 17.03. In the event that a portion, but less than substantially the whole, of the Premises should be taken or condemned for any public purpose, then this lease shall terminate as of the date of such taking as to the portion of the Premises so taken, and, unless Landlord exercises its option to terminate this lease pursuant to Section 17.02, this lease shall remain in full force and effect as to the remainder of the Premises. In such event, the Monthly Base Rent will be diminished by an amount representing the part of such amount properly applicable to the portion of the Premises so taken.

         Section 17.04. In the event of the termination of this lease pursuant to the provisions of Sections 17.01, 17.02 or 17.03, this lease and the Term and the estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term, and Rental shall be apportioned as of the date of termination. The provisions of this Section 17.04 shall apply in the same manner to any partial termination of this lease pursuant to the provisions of this Article 17.

         Section 17.05. Landlord shall be entitled to receive the entire award in any condemnation proceeding or action for taking, without deduction therefrom for any estate vested in Tenant by this lease; provided that nothing herein contained shall prohibit Tenant from seeking severance damages or moving expenses so long as such awards do not in any manner reduce the award payable to Landlord.


                                   ARTICLE 18

                           ASSIGNMENT AND SUBLETTING

         Section 18.01. Tenant may not sell, assign, transfer, or hypothecate this lease or any interest herein (either voluntarily or by operation of law, including, if Tenant is a corporation, the sale or transfer of a controlling interest in Tenant) or sublet the Premises or any part thereof without the prior written consent of Landlord, except as hereinafter provided. If Tenant should desire to assign this lease or sublet the Premises (or any part thereof) and provided that Tenant is not then in default hereunder, Tenant shall give Landlord written notice at least ninety (90) but no more than one hundred eighty (180) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (a) in the case of a sublease for less than substantially all of the unexpired Term (exclusive of any unexercised renewal options), to sublet from Tenant the space so affected, for the same period proposed by Tenant, at the per square foot Rental payable hereunder; (b) to permit Tenant to assign or sublet such space, subject, however, to the subsequent written approval of the proposed assignee or subtenant by Landlord, provided, however, that if (i) the rental rate agreed upon between Tenant and its proposed subtenant under any proposed sublease of the Premises (or any part thereof) minus (ii) the actual out-of-pocket expenses incurred by Tenant in connection with Tenant's subleasing of such space (including advertising, brokerage commissions, and the cost of preparing such space for occupancy by the subtenant) is greater than the rental rate that Tenant must pay Landlord hereunder for that portion of the Premises that is subject to such proposed sublease, or if any consideration shall be received by Tenant in connection with such proposed assignment or sublease (in addition to rental as provided in such proposed sublease), then such excess rental or such consideration, as the case may be (or both), shall be considered additional Rental owed by Tenant to Landlord, and shall be paid by Tenant to Landlord, in the case of excess rentals, in the same manner that Tenant pays Monthly Base Rent and, in the case of any other consideration, immediately upon receipt thereof by Tenant; or (c) to refuse, in Landlord's sole and absolute discretion, to consent to Tenant's assignment or subletting of such space and to continue this lease in full force and effect as to the entire Premises. For purposes of this Section 18.01, the Term of a sublease shall be considered "substantially all of the unexpired Term" if the Term of such sublease expires less then twelve (12) months prior to the expiration of the Term of this lease. No assignment or subletting by Tenant shall relieve Tenant of Tenant's obligations under this lease. Any attempted assignment or subletting by Tenant in violation of the terms and provisions of this Section
18.01 shall be void.

         Section 18.02. Landlord may sell, transfer, assign, and convey, all or any part of the Building and any and all of its rights under this lease, and in the event Landlord assigns its rights under this lease, Landlord shall be released from any further obligations accruing thereafter and Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations.


                                   ARTICLE 19

                                INDEMNIFICATION

         Section 19.01. Tenant waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon or about the Building, the Shopping Center or the Premises, arising at any time and from any cause other than by reason of the willful misconduct of Landlord, its agents or employees, and Tenant shall indemnify Landlord and shall hold Landlord harmless from any damage to any property or injury to, or death of, any person arising from the use of the Building, the Shopping Center or the Premises, by Tenant or its agents, employees, representatives, contractors or invitees, except such as is caused solely by the willful misconduct of Landlord, its agents or employees. Without limiting the generality of the foregoing, Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, flood, snow, or leaks from any part of the Premises or from the pipes, appliances, equipment, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place, or by dampness or by any other cause whatsoever. Landlord shall not be liable for any such damage caused by other tenants or persons in the Building or the Shopping Center or by occupants of adjacent property thereto, or by the public, or caused by any private, public, or quasi-public construction or other work, including, but not limited to, any construction, modifi-cation, or operation of underground, ground-level, or above-ground pedestrian tunnels, bridges, walkways, or similar items. Tenant's foregoing indemnity obligation shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand has been made or may be made. The provisions of this Article 19 shall survive the termination of this lease with respect to any damage, injury, or death occurring before such termination.

         Section 19.02. In the event Tenant suffers any loss or injury caused solely by the negligence or willful misconduct of Landlord in or about the common areas of the Shopping Center, then to the extent Tenant is not reimbursed by its own insurance carrier, Landlord shall indemnify and hold harmless Tenant from and against such loss or injury. Notwithstanding anything contained in this Section 19.02 to the contrary, except in the case of Landlord's willful misconduct, Landlord's indemnity obligation set forth in this Section 19.02 shall be limited to available insurance proceeds.


                                   ARTICLE 20

                           SURRENDER OF THE PREMISES

         Section 20.01. Upon the expiration of this lease, or any extension thereof, the Tenant will quit and surrender the Premises, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate said Premises, and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of said Premises from a tenant holding over to the extent as if statutory notice had been given. Tenant will quit and surrender said Premises in as good a state and condition as they were when entered into, reasonable use and wear thereof, unavoidable accident, condemnation, casualty loss and/or Act of God, shall be excepted. All alterations, additions, erections or improvements in or upon said Premises at the expiration or early termination of this lease, which are not wanted by Landlord (except such furniture, fixtures, and equipment which are Tenant's trade fixtures and equipment) shall be removed by Tenant at Tenant's sole cost and expense. Any alterations, additions, erections or improvements which are wanted by Landlord, except as exempted above, shall remain a part of the Premises and shall be surrendered with said Premises at the expiration or early termination of this Lease.

         Section 20.02. In the event the Tenant remains in possession of the herein Premises after the expiration of this lease without the written permission of Landlord, and without the execution of a new lease, Tenant shall be deemed occupying the Premises as a tenant from month-to-month subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy. Rental shall be, during any such hold over period, Two Hundred percent (200%) of the Monthly Base Rent last in effect and other payments called for herein, which are in effect for the last month of the Term hereof.

                                   ARTICLE 21

                             ESTOPPEL CERTIFICATES

         Tenant agrees to furnish no later than fifteen (15) days after a request therefor by Landlord, any ground lessor, or the holder of any deed of trust or mortgage covering the Building, the Land, or any interest of Landlord therein or any purchaser of Landlord's interest, a certificate signed by Tenant certifying (to the extent same is true) that this lease is in full force and effect and unmodified; that the Term has commenced and the full Rental is then accruing hereunder; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this lease to be made by Landlord have been completed to the satisfaction of Tenant; that no Rental under this lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this lease (or has been changed by notice duly given and is as set forth in the certificate); that Tenant, as of the date of such certificate, has no knowledge of any charge, lien, or claim of offset under this lease or otherwise against Rentals or other charges due or to become due hereunder; that Landlord is not then in default under this lease; and such other matters as may be reasonably requested by Landlord or any such ground lessor, holder of such deed of trust or mortgage or purchaser. If Tenant is unable to so certify as to one or more of the foregoing items, Tenant shall specify its reason therefor in writing. Any such certificate may be relied upon by any prospective purchaser, ground lessor, mortgagee, or any beneficiary under any deed of trust on the Building or the Land or any part thereof.

                                   ARTICLE 22

                                 SUBORDINATION

         Section 22.01. This lease is subject and subordinate to any first deeds of trust, first mortgages or other first security instruments (collectively, "Superior Instruments") which may from time to time during the Term cover the Building and/or the Land, or any interest of Landlord therein, and to any advances made on the security thereof, and to any refinancings, increases, renewals, modifications, consolidations, replacements, and extensions of any such future Superior Instruments. This provision is declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this lease. Upon Landlord's request, Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord or the holder of any Superior Instrument may reasonably request and the failure to comply with Landlord's request within five (5) business days thereof shall be an Event of Default.

         Section 22.02. Notwithstanding the generality of the foregoing provisions of Section 22.01 hereof, any holder of a Superior Instrument shall have the right, unilaterally, at any time, to subordinate fully or partially any such Superior Instrument to this lease on such terms and subject to such conditions as such holder of a Superior Instrument may consider appropriate. Upon request, Tenant shall execute an instrument confirming any such full or partial subordination by any holder of a Superior Instrument. At any time, before or after the institution of any proceedings for the foreclosure of any Superior Instrument, or sale of the Building and/or under any Superior Instrument, or upon the termination of any ground lease, or upon notice from any holder of a Superior Instrument (upon which Tenant may rely), Tenant shall attorn to such purchaser upon any such sale or the grantee under any deed in lieu of such foreclosure or to any ground lessor in the event of a termination of a ground lease, as the case may be, and shall recognize such ground purchaser, grantee or ground lessor, as the case may be, as Landlord under this lease; provided however that upon such request for attornment, the ground purchaser, grantee, or ground lessee, as the case may be shall agree that so long as an Event of Default does not exist, not to disturb the Tenant under this lease. Tenant hereby waives the right, if any, to elect to terminate this lease or to surrender possession of the Premises in the event of the judicial or nonjudicial foreclosure of any deed of trust, mortgage, or security agreement (or any transfer in lieu thereof) or termination of a ground lease. The foregoing agreement of Tenant to attorn shall survive any such foreclosure sale, trustee's sale, or conveyance in lieu thereof, or termination of a ground lease. Tenant shall, upon demand at any time, before or after any such foreclosure sale, trustee's sale, or conveyance in lieu thereof, or termination of a ground lease, execute, acknowledge, and deliver to Landlord's mortgagee or any successor thereof or any then owner of the Building or to the ground lessor (as the case may be), any written instruments and certificates evidencing such attornment as such mortgagee, successor, owner or ground lessor may reasonably require. If Tenant shall fail to deliver such written instruments and certificates as provided above, within five (5) business days after receipt of the demand therefore, such failure shall be an Event of Default.

         Section 22.03. Should any ground lease be terminated, or any deed of trust, mortgage, or security instrument be foreclosed, the liability of the ground lessor, mortgagee, trustee, or purchaser, as the case may be, as "Landlord" hereunder, shall exist only with respect to the acts or omissions of such person or entity occurring while it was the owner of the Land and/or Building. Further, Tenant agrees that any such ground lessor, mortgagee, trustee, or purchaser shall not be liable for (i) any Rental paid more than thirty (30) days in advance of its due date; (ii) any amendment or modification of this lease without the prior written approval of such ground lessor, mortgagee, trustee, or purchaser; or (iii) any default by or any claim against any prior Landlord.

                                   ARTICLE 23

                              DEFAULT AND REMEDIES

         Section 23.01. The occurrence of any one or more of the following events, shall constitute an event of default ("Event of Default") under this lease: (a) if Tenant shall fail to pay any Rental or other sums payable by Tenant hereunder as and when such Rental or other sums become due and payable and such failure shall continue for more than five (5) days after written notice (not to be provided more frequently than once in any year with respect to a failure by Tenant to pay any Rental or other sum payable hereunder); (b) if Tenant shall fail to perform or observe any covenant or obligation hereunder or any of the Rules and Regulations attached as Exhibit D hereto and such failure shall continue for more than ten (10) days after notice; or, if such failure cannot be corrected within such ten-(10) day period, if Tenant does not commence to correct same within said ten-(10) day period and thereafter diligently prosecute the correction of same to completion; (c) if Tenant vacates all or substantially all of the Premises; (d) if any petition is filed by or against Tenant or any guarantor of Tenant's obligations under this lease under any section or chapter of the present or any future Federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within ninety
(90) days of its commencement), or if any order for relief shall be entered against Tenant or any guarantor of Tenant's obligations under this lease in proceedings filed under any section or chapter of the present or any future Federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof; (e) if Tenant or any guarantor of Tenant's obligations under this lease becomes insolvent or makes a transfer in fraud of creditors; (f) if Tenant or any guarantor of Tenant's obligations under this lease makes an assignment for the benefit of creditors; (g) if a receiver, custodian, or trustee is appointed for Tenant or any guarantor of Tenant's obligations under this lease or for any of the assets of Tenant or any guarantor of Tenant's obligations under this lease, which appointment is not vacated within sixty (60) days of the date of such appointment or (h) if Tenant shall fail to pay to Landlord when due any Rental payable hereunder (without regard to any grace period otherwise allowed by this Section 23.01) more than twice within any twelve-month period during the Term.

         Section 23.02. If an Event of Default occurs, then at any time thereafter while Tenant remains in default, Landlord may do any one or more of the following:

                 (a) Terminate this lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord may, without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor; and Tenant shall indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises or otherwise, including any loss of Rental for the remainder of the Term.

                 (b) Terminate this lease, in which event Tenant's Event of Default should be considered a total breach of Tenant's obligations under this lease and Tenant immediately shall become liable for such damages for such breach in an amount, equal to the total of (1) the costs of recovering the Premises; (2) the unpaid Rental earned as of the date of termination, plus interest thereon at a rate per annum from the due date equal to five percent (5%) over the prime rate (the "Prime Rate") publicly announced by the Riggs National Bank of Washington, D.C. (or its successor) from time to time; provided, however, that such interest shall never exceed the Highest Lawful Rate (the term "Highest Lawful Rate" as used herein shall mean the maximum rate of interest from time to time permitted to be charged under applicable law to Tenant with respect to the indebtedness for which such interest is charged under this lease); (3) the total Rental which Landlord would have received under the lease for the remainder of the Term reduced by Rentals received from any reletting less any expenses incurred by Landlord to effectuate such reletting (including advertising, brokerage commissions, reasonable attorneys' fees and the costs of preparing such space for reletting), provided however that such amounts shall be payable as they otherwise would have come due under this lease; and (4) all other sums of money and damages owing by Tenant to Landlord.

                 (c) Enter upon and take possession of the Premises as Tenant's agent, without terminating this lease and without being liable to prosecution or any claim for damages therefor, and Landlord may relet the Premises as Tenant's agent and receive the Rental therefor, in which event Tenant shall pay to Landlord on demand any and all costs of restoring the Premises to the condition required under this lease pursuant to Section 20.01 for a new tenant or tenants and any deficiency that may arise by reason of such reletting, provided, however, that Landlord shall use commercially reasonable efforts to relet the Premises and Landlord's failure to relet the Premises shall not release or affect Tenant's liability for Rental or for damages.

                 (d) Do whatever Tenant is obligated to do under this lease and enter the Premises without being liable to prosecution or any claim for damages therefor to accomplish this purpose. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting compliance with this lease on Tenant's behalf, and Landlord shall not be liable for any damages suffered by Tenant from such action, whether caused by the negligence of Landlord or otherwise.

         Section 23.03. No act or thing done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this lease for a previous default. Landlord's acceptance of Rental following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No waiver by Landlord of any breach of this lease shall constitute a waiver of any other violation or breach of any of the terms hereof. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a breach hereof shall not constitute a waiver of any other breach of the lease.

         Section 23.04. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. Nor shall any custom or practice which may evolve between the parties in the administration of the terms of this lease be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this lease. The rights granted to Landlord in this lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

                                   ARTICLE 24

                                WAIVER BY TENANT

         To the extent permitted by applicable law, Tenant waives for itself and all claiming by, through, and under it, including creditors of all kinds:
(a) any right and privilege which it or any of them may have under any present or future constitution, statute, or rule of law to redeem the Premises or to have a continuance of this lease for the Term after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, under the terms of this lease, or after the termination of the Term as herein provided; and (b) the benefits of any present or future constitution, statute, or rule of law which exempts property from liability for debt or for distress for rent.

                                   ARTICLE 25

                             INTENTIONALLY DELETED


                                   ARTICLE 26

                     LANDLORD'S LIEN AND SECURITY INTEREST

         Landlord shall have a landlord's statutory lien, and also Landlord shall have, and Tenant hereby grants to Landlord, a security interest in all of the goods, wares, furniture, fixtures, office equipment, supplies, and other property of Tenant now or hereafter placed in, upon, or about the Premises, and all proceeds thereof, as security for all of Tenant's obligations under this lease; provided, however, that Landlord shall not be entitled to any such lien in Tenant's medical equipment. Tenant shall not remove any of its furniture, furnishings, personal property, or movable trade fixtures from the Premises except for the purpose of replacing or disposing of them in the ordinary course of Tenant's business until all of Tenant's obligations under this lease have been fully satisfied. Without excluding any other manner of giving Tenant any required notice, any requirement of reasonable notice to Tenant of Landlord's intention to dispose of any collateral pursuant to the enforcement of such security interest shall be met if such notice is given in the manner prescribed in Article 28 of this lease at least five (5) days before the time of any such disposition. Any sale made pursuant to the enforcement of such security interest shall be considered a public sale conducted in a commercially reasonable manner if held in the Premises after the time, place, and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the jurisdiction in which the Building is situated, for five (5) consecutive days before the date of sale. Landlord shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Virginia and, upon request by Landlord, Tenant shall execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof. A carbon, photographic, or other reproduction of this lease shall be sufficient as a financing statement, but shall be filed as such only in the event Tenant fails to execute or deliver a financing statement requested by Landlord hereunder.

                                   ARTICLE 27

                       ATTORNEYS' FEES AND LEGAL EXPENSES

         In any action or proceeding brought by Landlord against Tenant under this lease by reason of an Event of Default by Tenant, Landlord shall be entitled to recover from Tenant reasonable attorneys' fees, investigation costs, and other reasonable legal expenses and court costs incurred by Landlord in such action or proceeding.

                                   ARTICLE 28

                                    NOTICES

         Section 28.01. Any notice or demand, consent, approval or disapproval, or statement (collectively called "Notices") required or permitted to be given by the terms and provisions of this lease, or by any law or governmental regulation, shall be in writing (unless otherwise specified herein) and unless otherwise required by such law or regulation, shall be personally delivered or sent by United States mail postage prepaid as registered or certified mail, return receipt requested. Any Notice shall be addressed to Landlord or Tenant, as applicable, at its address specified in the Basic Lease Information as said address may be changed from time to time as hereinafter provided. By giving the other party at least ten (10) days' prior written notice, either party may, by Notice given as above provided, designate a different address or addresses for Notices.

         Section 28.02. Any Notice shall be deemed given as of the date of delivery as indicated by affidavit in case of personal delivery or by the return receipt in the case of mailing; and in the event of failure to deliver by reason of changed address of which no Notice was given or refusal to accept delivery, as of the date of such failure as indicated by affidavit or on the return receipt or by notice of the postal service, as the case may be.

                                   ARTICLE 29

                      CONSTRUCTION AND USE OF COMMON AREAS

         Section 29.01. Landlord did hard-surface, drain, light and landscape a parking area, or areas, together with the access roads, in the Shopping Center and provide parking as required by governmental codes. Landlord hereby grants to Tenant and Tenant's invitees a right, during the Term hereof, to use in common with others entitled to the use thereof, said parking area, or areas. The manner in which such areas and facilities shall be maintained, and the expenditures therefor, shall be at the discretion of Landlord and the use of such areas and facilities shall be subject to such reasonable regulations as Landlord shall make from time to time.

         Section 29.02. The Tenant shall direct and instruct its employees to use only such parking areas provided by Landlord from time to time for employee parking, and not to use the areas provided for customer parking. Tenant shall not at any time allow any trucks or any other vehicles servicing its offices to stand or park in the access roads or areas provided for customer parking. The Shopping Center may be constructed in stages or it may be determined that alterations are to be made and construction of later stages or future alterations may necessitate the rearrangement and alteration so some or all of the common areas. Landlord, therefore, reserves the right in its sole discretion to change, rearrange, alter, modify or supplement any or all of the areas designed for the common use and convenience of all tenants so long as adequate common area facilities are made available to the Tenant herein.


                                   ARTICLE 30

                                 TENANT'S WORK

         Section 30.01. (a) Within three (3) weeks from the date of this lease, the Tenant shall submit to Landlord, for Landlord's approval, its office plans and specifications for first class physicians offices and medical facilities, showing in reasonable detail and in such manner as would be employed by an architect, professional office designer or draftsman any and all interior and/or exterior alterations, changes, or improvements that Tenant may want to make to the Premises including, but not limited to, mechanical, plumbing and electrical work, Tenant's interior decor, floor and wall treatment, placement of trade fixtures and partitions, etc., (hereinafter sometimes referred to as "Tenant's

Plans"). After approval by Landlord, said Tenant's plans shall be marked "Approved", dated, signed by Landlord, and attached to an made a part of this Lease. Landlord will require a minimum of four (4) such copies for approval. Tenant shall not commence any work in the Premises prior to obtaining Landlord's approval of its Tenant's plans. Landlord shall review and respond to Tenants' Plans within seven (7) days of its receipt thereof. As part of Tenant's plans and specifications, Tenant shall submit a floor plan, elevation of interior walls and a sample board showing color and interior finishes, or a reference in the plans or specifications showing color and interior finishes, including flooring and wall treatment.

         (b) It is understood and agreed that any work performed by Tenant shall be performed and paid for wholly by Tenant, except as otherwise expressly provided in this Article 30. The Landlord undertakes no responsibility for the performance and/or payment of Tenant's work. Furthermore, Tenant shall not open its offices nor conduct any business in the Premises without having first submitted and obtained Landlord's approval of its Tenant's Plans and without having first substantially completed its work pursuant to said approved Tenant's Plans.


                                   ARTICLE 31

                                     SIGNS

         Section 31.01. Tenant may install on the Premises after the Commencement Date of this lease, and at all times thereafter maintain in good condition and repair, including keeping same lighted, as hereinafter set forth, two exterior sign in the size, design and location described and shown on Exhibit F attached hereto. Tenant shall comply with all applicable requirements of governmental authorities having jurisdiction and Tenant shall be responsible for obtaining all necessary permits. Tenant shall make all repairs required by reason of the installation, maintenance and removal of its sign. Tenant shall not maintain or display any sign, lettering or lights on the interior or exterior surfaces of windows of the Premises and shall not attach any non-permanent sign to the inside of any window of the Premises which may be visible through such window from the outside.

         Section 31.02. Prior to fabrication or installation of Tenant's sign, Tenant shall submit Tenant's sign plan, prepared in accordance with Exhibit F, to Landlord for approval, which shall not be unreasonably withheld. Landlord shall respond to Tenant's proposed sign plan within two weeks. Landlord will need a minimum of four (4) copies of said plan for approval. Tenant shall be in default hereunder if Tenant installs a sign which has not been first approved by Landlord, and any sign installed without such written approval may be removed by Landlord at Tenant's cost and expense.

         Section 31.03. Notwithstanding the foregoing, Tenant agrees that Landlord has the right, at Landlord's discretion, at any time during the lease Term, to remodel or change exterior surfaces of the Shopping Center or Building. Tenant understands that during such remodeling, it might be necessary to remove Tenant's existing sign and that said sign may not be suitable for reinstallation after the remodeling is completed. Said sign or part thereof, which Tenant had installed, shall remain the property of Tenant, but Landlord is released from any and all liability for damage to said sign during its removal, providing said removal was conducted with reasonable care. During the remodeling, Tenant agrees to cooperate with Landlord and execute any necessary documentation required to facilitate the remodeling process.

         Section 31.04. In the event the aforesaid remodeling requires Landlord to install a sign box or a raceway, with or without lettering (both hereinafter referred to as "sign box"), then Tenant shall, at its sole cost and expense, including all permits and governmental approval, supply to Landlord its sign face which has been approved by Landlord in accordance herewith and either Landlord or Tenant shall install Tenant's sign face in the sign box. It is understood that the sign box shall remain the property of the Landlord and the sign face shall remain the property of the Tenant. In the event the Tenant does not remove its sign face or individual lettered sign, whichever the case may be, upon the expiration of its occupancy of the Premises, then Landlord may cause the removal of said sign in accordance with the foregoing, at the sole cost and expense of Tenant. In such event, the sign shall be deemed abandoned and Landlord may dispose of same as it sees fit. In the event Landlord installs a sign box, Tenant shall pay, after being notified by Landlord, a one-time rental charge to be reasonably determined by Landlord.
Notwithstanding any other provision of this Article 31 to the contrary, Landlord shall bear the cost and expense of the construction and installation of any new sign which may be required due to any change or remodeling which may occur during the initial Term of this lease.

         Section 31.05. Tenant shall be responsible for the day-to-day maintenance of its sign, including but not limited to the replacement of light bulbs, and for the utility charges necessary to illuminate the sign. Damage to the sign by fire, or other casualty, insurable under full standard risk insurance, shall be Landlord's responsibility to repair or replace unless same is caused by Tenant, its agents, employees or contractors, in which event Tenant shall be responsible and reimburse Landlord for the repair or replacement. Damage to the sign face by any cause shall be the responsibility of Tenant unless caused by landlord, its agents, employees or contractors, in which event Landlord shall repair or replace the sign face.

                                   ARTICLE 32

                                 MISCELLANEOUS

         Section 32.01. Upon reasonable notice to Tenant, except in the case of an emergency, Landlord, its agents or employees shall have the right to enter the Premises at all reasonable times (a) to make inspections or to make repairs to the Premises or repairs to other premises as Landlord may deem necessary and (b) for any purpose whatsoever relating to the safety, protection or preservation of the Building.

         Section 32.02. Landlord recognizes Brokers (as set forth in the Basic Lease Information) as the sole brokers procuring this lease and shall pay the Brokers a commission therefor pursuant to a separate agreement between said brokers and Landlord. Except for the Brokers, Landlord and Tenant each represent and warrant that it has not entered into any agreement with, nor otherwise had any dealings with, any other broker or agent in connection with the negotiation or execution of this lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, and Landlord and Tenant each agree to indemnify and hold the other harmless from any costs (including, but not limited to, court costs, investigation costs, and attorneys' fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this lease which arise out of any agreement or dealings, or alleged agreement or dealings, between such party and any such agent or broker.

         Section 32.03. Every agreement contained in this lease is, and shall be construed as, a separate and independent agreement. If any Term of this lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remainder of this lease, or the application of such Term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

         Section 32.04. There shall be no merger of this lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this lease or the leasehold estate hereby created or any interest in this lease or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate. In the event of a voluntary or other surrender of this lease, or a mutual cancellation hereof, Landlord may, at its option, terminate all subleases, or treat such surrender or cancellation as an assignment of such subleases.

         Section 32.05. Any and all covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Land, Building, and Premises, but are made and intended for the purpose of binding only the Landlord's interest from time to time in the Land, Building, Premises and any proceeds of a sale or rental thereof. No personal liability or personal responsibility is assumed by, nor shall at any time be enforceable against,the constituent partners of Landlord or Landlord's agent or agents, beneficiaries, partners, or their respective heirs, legal representatives, successors, and assigns on account of this lease or on account of any covenant, undertaking, or agreement of Landlord in this lease contained, all such liability being specifically waived by Tenant.

         Section 32.06. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of Landlord.

         Section 32.07. The article headings contained in this lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words of any gender used in this lease shall include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         Section 32.08. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several, and all agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors, and, to the extent permitted under this lease, assigns of the parties hereto.

         Section 32.09. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this lease by implication or otherwise except as expressly set forth in this lease.

         Section 32.10. This lease sets forth the entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this lease. No amendment or modification of this lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

         Section 32.11. The submission of this lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless Landlord executes a copy of this lease and delivers the same to Tenant.

         Section 32.12. Each of the persons executing this lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules, and governmental regulations relative to its right to do business and conduct a medical practice in Alexandria, Virginia, that such entity has the full right and authority to enter into this lease, and that all persons signing on behalf of the Tenant were authorized to do so by any and all necessary or appropriate corporate actions.

         Section 32.13. If, in connection with obtaining debt or equity financing for the Building (including a sale/ leaseback) any lender, investor or ground lessor shall request reasonable modifications to this lease as a condition to such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect either the leasehold interest hereby created or Tenant's use and enjoyment of the Premises.

         Section 32.14. This lease shall be governed by and construed under the laws of the State of Virginia. Any action brought to enforce or interpret this lease shall be brought in the court of appropriate jurisdiction in the State of Virginia. Landlord and Tenant each hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant against the other on matters arising out of or in any way connected with this lease, the relationship of Landlord and Tenant and/or Tenant's use or occupancy of the Premises.

         Section 32.15. Tenant shall not, without the prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor shall Tenant use the name of the Building as Tenant's business address after Tenant vacates the Premises.

         Section 32.16. Any elimination or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building shall in no way effect this lease or impose any liability on Landlord.

         Section 32.17. The exhibits referred to in the Basic Lease Information are by this reference incorporated fully herein. The Term "this lease" shall be considered to include all such exhibits.

         Section 32.18. Tenant shall, and shall cause Tenant's subtenants, agents, employees, invitees, licensees, clients and guests to, comply with and observe all reasonable Rules and Regulations concerning the use, management, operation, safety and good order of the Premises and the Building which may from time to time be promulgated by Landlord, provided that such Rules and Regulations are of general applicability to all tenants in the Building, and are not inconsistent with the provisions of this lease. Initial Rules and Regulations, which shall be effective until amended by Landlord, are attached as Exhibit D to this lease.

         EXECUTED under seal as of the date first written above.

WITNESS:                                                    LANDLORD:
                                                            COMBINED PROPERTIES/GREENBRIAR
                                                            OFFICE LIMITED PARTNERSHIP
                                                            By:   CM/CP GREENBRIAR OFFICE
                                                                 JOINT VENTURE
                                                            By:     CP/GREENBRIAR OFFICE
                                                                 INVESTMENTS
                                                                 LIMITED PARTNERSHIP
                                                            By:  CP/GREENBRIAR OFFICE, INC.



THOMAS B. MCKEE                                          BY:        RONALD S. HAFT
- ------------------------------------                        -----------------------------------------
                                                                    Ronald S. Haft
                                                                    President


ATTEST:                                                     TENANT:
                                                            TOTAL BEVERAGE VA CORP.


                                                            BY:     HERBERT H. HAFT
- ------------------------------------                        -----------------------------------------

         (corporate seal)                                   ITS:    CHAIRMAN
                                                            -----------------------------------------

                                                            EXHIBIT A


















            [FLOOR PLAN DATED JUNE 8, 1993 -- SEE EDGAR APPENDIX]

                                                          EXHIBIT B














     [GREENBRIAR TOWN CENTER, FAIRFAX, VIRGINIA MAP -- SEE EDGAR APPENDIX]

                                  EXHIBIT C

                            INTENTIONALLY DELETED

                                  EXHIBIT D

                            RULES AND REGULATIONS

     1. Sidewalks, doorways, entrances, vestibules, halls, stairways, courts, elevators and similar areas shall not be obstructed or encumbered by tenants or their officers, agents, servants or employees, or used for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building. Landlord shall have reasonable control over the use and operation of the public portions of the Building and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

     2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. The cost of repairing any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of a tenant or such tenant's officers, agents, servants, employees, visitors or licensees shall be paid by such tenant.

     3. No signs, posters, advertisements or notices shall be inscribed, painted, affixed or displayed on any window, door, or other part of the Building, except of such color, size and style, and in such places, as shall be first approved in writing by the Building manager. If any such sign, poster, advertisement or notice is exhibited without the required approval, Landlord or the Building manager shall have the right to remove the same and the tenant exhibiting the same shall be liable for any and all expenses incurred by Landlord or the Building manager by said removal. No nails, hooks or screws shall be driven into or inserted in any part of the Building, except by Building maintenance personnel.

     4. The Premises shall not be used for conducting any barter, trade, or exchange of goods or sale through promotional give-away gimmicks or any business involving the sale of second-hand goods, insurance salvage stock or fire sale stock, and shall not be used for any auction or pawnshop business, any fire sale, bankruptcy sale, going-out-of-business sale, moving sale, bulk sale or any other business which, because of merchandising methods or otherwise, would tend to lower the first-class character of the Building.

     5. Tenants shall not place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry or which is allowed by applicable building codes. Landlord may prescribe the weight and position of all safes and heavy installations which any tenant desires to place in the Building so as to properly distribute the weight thereof. All damage done to the Building by the improper placing of heavy items which over stress the floor will be repaired at the sole expense of the tenant responsible.

     6. A tenant shall notify the Building manager when safes, freight, furniture or other bulky matter of any description is to be taken into or out of the Building. Moving of such items shall be done under the supervision of the Building manager after receiving written permission from him. All deliveries of such bulky items must be made via the service entrance and service elevators during such hours as directed or scheduled by Landlord or the Building manager. Landlord reserves the right to inspect all freight to be brought into the Building, except for government classified and confidential client materials, and to exclude from the Building all freight which violates any of these Rules and Regulations or the lease to which these Rules and Regulations are attached.

                                                            Page One of Four

      7.    Corridor doors, when not in use, shall be kept closed.

      8. Prior approval must be obtained for Landlord or the Building manager for any deliveries that must be received after normal business hours.

      9. Each tenant shall cooperate with Building employees in keeping its premises neat and clean.

     10. Nothing, including mats and trash, shall be placed, swept or thrown into the corridors, halls, elevator shafts, stairways or other common or public areas.

     11. No birds, animals, reptiles or other creatures, except small fish, shall be brought into or kept in or about the Building.

     12. No tenant shall make, or permit to be made, any disturbing noises, nor disturb or interfere with occupants of this or neighboring buildings or premises, whether by the use of any musical instrument, radio, talking machine or in any other way.

     13. Tenants, employees or agents, or anyone else who desires to enter or leave the Building after normal business hours, may be required to provide appropriate identification and to sign in upon entry and departure, giving such person's destination within the Building and such person's time of arrival and departure. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself or herself to the Building management or watchman on duty.

     14. No inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept in the Building, except those that are routinely used for standard office and medical equipment.

     15. Each tenant shall be responsible for all persons for whom such tenant authorizes entry into the Building and shall be liable to Landlord for all acts of such persons.

     16. Landlord has the right to evacuate the Building in the event of emergency or catastrophe or for the purpose of holding a reasonable number of fire drills.

     17. Landlord may, upon request by any tenant, waive compliance by such tenant with any of the foregoing Rules and Regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent; (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord; and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing Rules and Regulations, unless such other tenant has received a similar waiver in writing from Landlord.

     18. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any exterior window or door of the Premises so as to be seen from the outside of the Premises without the prior written consent of Landlord.


                                                              Page Two of Four

        19. No bicycles or vehicles of any kind shall be brought into or kept in or about the Premises.

        20. No additional locks or bolts of any kind shall be placed upon any of the entrances to the Premises, nor shall any changes be made in existing locks or the mechanisms thereof; provided, however that Tenant may install additional locks or bolts on the entrances to the Premises as an additional security measure if it furnishes keys thereto to Landlord. Each tenant shall, upon the termination of its tenancy, return to Landlord all keys either furnished to, or otherwise procured by, such tenant and in the event of the loss of any such keys, such tenant shall pay to Landlord the cost of replacing the locks.

        21. Tenant shall notify Landlord or the Building manager of any person employed by it to do janitorial work within the Premises, except for full-time employees of Tenant, prior to such person's commencing work, and such person shall, while in the Building and outside of the Premises, comply with all instructions issued by Landlord or its representatives. No tenant shall pay any employees of Landlord or Landlord's agent to perform any work or services in the Premises or the Building.

        22. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

        23. There should not be used in the public or common areas of the Building, either by any tenant or by others, in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards.

        24. Except while loading and unloading vehicles, there shall be no parking of vehicles or other obstructions placed in the loading dock area.

        25. Directories will be placed by Landlord, at Landlord's own expense, in conspicuous places in the Building. No other directories shall be permitted.

        26. Tenants shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules, or regulations of any governmental authority.

        27. Should a tenant require telegraphic, telephonic, annunciator, or any other communication service, Landlord will direct the electricians and installers where and how the wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct.

        28. Business machines and mechanical equipment belonging to Tenant which cause noise and/or vibration that may be transmitted to the structure of the Building or to any leased space so as to be objectionable to Landlord or any tenants in the Building shall be placed and maintained by such Tenant, at such Tenant's expense, in settings of cork, rubber, or spring-type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.



                                                    Page Three of Four

        29. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant, before occupying the Premises, shall procure and maintain such license or permit and submit it for Landlord's inspection. Tenant shall at all times comply with the terms of any such license or permit.

        30. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building.

        31. Only warm white lamps may be used in any fixture that may be visible from outside the Building, or from the Building's central atrium.

        32. Nothing may be placed on or about the balcony areas of the Building, if any, without Landlord's or the Building manager's prior written approval.

        33. Tenant shall keep all portions of the Premises which are visible from the Building's central atrium in a tasteful, neat and orderly condition characteristic of first-class professional offices, so as not to be offensive to other tenants of the Building. No desks, bookcases, file cabinets or other furniture shall be placed against the glass surrounding the Building's central atrium.

        34. Tenant shall not install or maintain any blinds, curtains or any other window covering on those windows of the Premises which are visible from the Building's central atrium.

        35. Landlord reserves the right to rescind any of these Rules and Regulations and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which Rules and Regulations when made and notice thereof given to a tenant shall be binding upon him in like manner as if orginally herein prescribed. In the event of any conflict, inconsistency, or other difference between the terms and provisions of these Rules and Regulations, as now or hereafter in effect and the terms and provision of any lease now or hereafter in effect between Landlord and any tenant in the Building, Landlord shall have the right to rely on the term or provisions in either such lease or such Rules and Regulations which is most restrictive on such tenant and most favorable to Landlord.

        36. In the event of any conflict or inconsistency between the terms and provisions of these Rules and Regulations, as now or hereafter in effect, and the terms and provisions of the lease to which these Rules and Regulations are attached, the terms and provisions of such lease shall prevail.



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                                  EXHIBIT E

                            INTENTIONALLY DELETED

                                  EXHIBIT F

                          TO BE PROVIDED BY LANDLORD